EXHIBIT 4.6.42

EXECUTION VERSION

The taking of any Senior Secured Note Document or any certified copy thereof or any other documents which constitute substitute documentation therefor, or any document that includes written confirmations or references thereto, into Austria as well as printing out any e-mail communication that refers to any Senior Secured Note Document in Austria or sending any e-mail communication to which a pdf-scan of any Senior Secured Note Document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Senior Secured Note Document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original documents as well as all certified copies thereof and written and signed references thereto outside of Austria and avoid printing out any e-mail communication which refers to any Senior Secured Note Document in Austria or sending any e-mail communication to which a pdf-scan of any Senior Secured Note Document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature that refers to any Senior Secured Note Document to an Austrian addressee.

FIRST SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE (this “Senior Secured Notes Supplemental Indenture”) dated as of November 7, 2012 among REYNOLDS GROUP ISSUER LLC, a Delaware limited liability company (the “US Issuer I”), REYNOLDS GROUP ISSUER INC., a Delaware corporation (the “US Issuer II” and, together with the US Issuer I, the “US Issuers”), REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a company incorporated as a Luxembourg société anonyme (a public limited liability company) (the “Luxembourg Issuer” and, together with the US Issuers, the “Issuers”), BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a company incorporated as a Luxembourg société anonyme (a public limited liability company) (“BP I”), the affiliates of the Issuers party hereto (the “Additional Senior Secured Note Guarantors”), THE BANK OF NEW YORK MELLON, as trustee (the “Trustee”), principal paying agent, transfer agent, registrar and collateral agent (the “Original Collateral Agent”) and WILMINGTON TRUST (LONDON) LIMITED, as additional collateral agent (the “Additional Collateral Agent”), under the indenture dated as of September 28, 2012, as amended or supplemented (the “Senior Secured Notes Indenture”), in respect of the issuance of an aggregate principal amount of $3,250,000,000 of 5.750% Senior Secured Notes due 2020 (the “Senior Secured Notes”).

W I T N E S S E T H :

WHEREAS pursuant to Section 4.11(a)(i) of the Senior Secured Notes Indenture, each Restricted Subsidiary incorporated or otherwise organized under the laws of a jurisdiction other than the United States of America or any state thereof or the District of Columbia shall be required to enter into its respective Senior Secured Note Guarantee within 135 days following the Issue Date (or on such later date as may be permitted by the Applicable Representative in its sole discretion);

WHEREAS pursuant to Section 9.01 of the Senior Secured Notes Indenture, BP I, the Issuers, the Trustee and the Collateral Agent are entitled to execute and deliver this Senior Secured Notes Supplemental Indenture;

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Senior Secured Notes Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Additional Senior Secured Note Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Senior Secured Notes as follows:

1. Guarantee. The Additional Senior Secured Note Guarantors hereby jointly and severally with all other Senior Secured Note Guarantors unconditionally guarantee the Issuers’ obligations under the Senior Secured Notes and the Senior Secured Notes Indenture on the terms and subject to the conditions set forth in Article X of the Senior Secured Notes Indenture and agree to be bound as a Senior Secured Note Guarantor by all the other applicable provisions of the Senior Secured Notes Indenture.

2. Ratification of Senior Secured Notes Indenture; Senior Secured Notes Supplemental Indenture Part of Senior Secured Notes Indenture. Except as expressly amended hereby, the Senior Secured Notes Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Senior Secured Notes Supplemental Indenture shall form a part of the Senior Secured Notes Indenture for all purposes, and every holder of a Senior Secured Note heretofore or hereafter authenticated and delivered shall be bound hereby.

3. Governing Law. THIS SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

4. Trustee, Original Collateral Agent and Additional Collateral Agent Make No Representations. The Trustee, Original Collateral Agent and Additional Collateral Agent make no representations as to the validity or sufficiency of this Senior Secured Notes Supplemental Indenture.

5. Duplicate Originals. The parties may sign any number of copies of this Senior Secured Notes Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

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7. No Adverse Interpretation of Other Agreements. This Senior Secured Notes Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuers, BP I, BP II, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Senior Secured Notes Supplemental Indenture.

8. No Recourse Against Others. No (i) director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I, BP II or any Issuer or any direct or indirect parent corporation or (ii) director, officer, employee or manager of an Additional Senior Secured Note Guarantor, will have any liability for any obligations of the Issuers under the Senior Secured Notes, this Senior Secured Notes Supplemental Indenture, the Senior Secured Notes Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation; provided, however, the foregoing shall not in any manner affect the liability of an Additional Senior Secured Note Guarantor with respect to its Senior Secured Note Guarantee. Each holder of Senior Secured Notes by accepting a Senior Secured Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Secured Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

9. Indemnity. (a) The Issuers, BP I and the Additional Senior Secured Note Guarantors executing this Senior Secured Notes Supplemental Indenture, subject to Section 10.08 of the Senior Secured Notes Indenture, jointly and severally, shall indemnify the Trustee and each Agent (which in each case, for purposes of this Section, shall include its officers, directors, employees, agents and counsel) against any and all loss, liability, claim, taxes, costs, damage or expense (including properly incurred attorneys’ fees and expenses) incurred by or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Senior Secured Notes Supplemental Indenture or a Senior Secured Note Guarantee provided herein against the Issuers, BP I or an Additional Senior Secured Note Guarantor (including this Section) and defending itself against or investigating any claim (whether asserted by the Issuers, BP I, any Additional Senior Secured Note Guarantor, any Holder or any other Person). The obligation to pay such amounts shall survive the payment in full or defeasance of the Senior Secured Notes or the removal or resignation of the Trustee or the applicable Agent. The Trustee or the applicable Agent shall notify the Issuers of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure so to notify the Issuers shall not relieve any of the Issuers, BP I or the Additional Senior Secured Note Guarantors executing this Senior Secured Notes Supplemental Indenture of its indemnity obligations hereunder. The Issuers shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuers’ expense in the defense. Such indemnified parties may have separate counsel and the Issuers, BP I and the Additional Senior Secured Note Guarantors, as applicable, shall pay the fees and expenses of such counsel. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party solely through such party’s own willful misconduct, negligence or bad faith.

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(b) To secure the payment obligations of the Issuers, BP I and the Additional Senior Secured Note Guarantors in this Section, the Trustee shall have a Lien prior to the Senior Secured Notes on all money or property held or collected by the Trustee other than money or property held to pay principal of and interest on the Senior Secured Notes.

10. Successors and Assigns. All covenants and agreements of the Issuers and the Additional Senior Secured Note Guarantors in this Senior Secured Notes Supplemental Indenture and the Senior Secured Notes shall bind their respective successors and assigns. All agreements of the Trustee in this Senior Secured Notes Supplemental Indenture shall bind its successors and assigns.

11. Severability. In case any one or more of the provisions contained in this Senior Secured Notes Supplemental Indenture or the Senior Secured Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Senior Secured Notes Supplemental Indenture or the Senior Secured Notes.

12. Notices. Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

If to any of the Issuers or any Additional Senior Secured Note Guarantor:

Level 22

20 Bond Street,

Sydney, NSW 2000, Australia

Attn: Helen Golding

Fax: +61292686693

helen.golding@rankgroup.co.nz

If to the Trustee, Original Collateral Agent, Principal Paying Agent, Transfer Agent or Registrar:

The Bank of New York Mellon

101 Barclay Street 4-E

New York, NY 10286

Attn: International Corporate Trust

Fax: (212) 815-5366

catherine.donohue@bnymellon.com

lesley.daley@bnymellon.com

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If to the Additional Collateral Agent:

Wilmington Trust (London) Limited

Third Floor

1 King’s Arms Yard

London EC2R 7AF

Facsimile: +44 (0)20 7397 3601

Attention: Paul Barton

13. Amendments and Modification. This Senior Secured Notes Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Senior Secured Notes Indenture and by written agreement of each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Senior Secured Notes Supplemental Indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER LLC

By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER INC.

By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.

By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.

By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Australia

Signed, sealed and delivered by

CINDI LEFARI as attorney for

WHAKATANE MILL AUSTRALIA

PTY LIMITED (ACN 143793659) by

the party’s attorney pursuant to power

of attorney dated 3 September 2012

who states that no notice of revocation

of the power of attorney has been

received in the presence of:

) ) ) ) ) ) )

/s/ Karen Mower		/s/ Cindi Lefari
Witness		Attorney

Karen Mower		Cindi Lefari
Name of Witness		Name of Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Austria

SIG AUSTRIA HOLDING GMBH

By:
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC GMBH

By:
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC GMBH & CO. KG REPRESENTED BY ITS GENERAL PARTNER SIG COMBIBLOC GMBH

By:
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Brazil

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.

By
/s/ Sergio Henrique Nascimento
Name: Sergio Henrique Nascimento
Title: Manager

SIG BEVERAGES BRASIL LTDA.

By
/s/ Felix Colas Morea
Name: Felix Colas Morea
Title: Manager

SIG COMBIBLOC DO BRASIL LTDA.

By
/s/ Ricardo Lança Rodriguez
Name: Ricardo Lança Rodriguez
Title: General Director

By
/s/ Rodgrigo D. Salamão
Name: Rodgrigo D. Salamão
Title: Director of Finance

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

British Virgin Islands

CSI LATIN AMERICAN HOLDINGS CORPORATION

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Canada

EVERGREEN PACKAGING CANADA LIMITED

By
/s/ Thomas J. Degnan
Name: Thomas J. Degnan
Title: Authorized Signatory

By
/s/ Allen P. Hugli
Name: Allen P. Hugli
Title: Authorized Signatory

PACTIV CANADA INC.

By
/s/ Thomas J. Degnan
Name: Thomas J. Degnan
Title: Authorized Signatory

By
/s/ Allen P. Hugli
Name: Allen P. Hugli
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Costa Rica

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Attorney-in-Fact

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Channel Islands

SIG ASSET HOLDINGS LTD.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Germany

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Germany

SIG BEVERAGES GERMANY GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

SIG COMBIBLOC GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

SIG COMBIBLOC HOLDING GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Germany

SIG EURO HOLDING AG & CO. KGAA

towards all parties to this Agreement other

than SIG Schweizerische Industrie-Gesellschaft AG, (formerly SIG Reinag AG), acting through its general partner (Komplementär) SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG)

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

towards SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG), acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative

/s/ Rolf Stangl
Name: Rolf Stangl
Title: Chairman of the supervisory board

SIG INFORMATION TECHNOLOGY GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Germany

SIG BETEILIGUNGS GMBH

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Hong Kong

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Attorney

SIG COMBIBLOC LIMITED

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Hungary

CSI HUNGARY KFT.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Japan

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of USD 20,000

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By
/s/ Karen M. Mower
Name: Karen Michelle Mower
Title: Authorised Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Mexico

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
Name: Karen Michelle Mower
Title: Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Mexico

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M.Mower
Title: Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Mexico

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Its authorised representative: Attorney

EVERGREEN PACKAGING INTERNATIONAL B.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Its authorised representative: Attorney

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Its authorised representative: Attorney

REYNOLDS PACKAGING INTERNATIONAL B.V.

By
/s/ Karen M. Mower
Name: Karen M. Mower
Its authorised representative: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

New Zealand

WHAKATANE MILL LIMITED

By
/s/ Karen M. Mower
Name: Karen M. Mower
Title: Authorized Signatory

and witnessed by

/s/ Jennie Blizard
Name: Jennie Blizzard
Address: Sydney, Australia
Occupation: Lawyer

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Switzerland

SIG ALLCAP AG

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC GROUP AG

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC PROCUREMENT AG

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG COMBIBLOC (SCHWEIZ) AG

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Switzerland

SIG TECHNOLOGY AG

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

Thailand

SIG COMBIBLOC LTD.

By
/s/ Cindi Lefari
Name: Cindi Lefari
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

United Kingdom

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

IVEX HOLDINGS, LTD.

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

KAMA EUROPE LIMITED

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

OMNI-PAC U.K. LIMITED

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

United Kingdom

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

REYNOLDS SUBCO (UK) LIMITED

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

SIG COMBIBLOC LIMITED

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

THE BALDWIN GROUP LIMITED

By
/s/ Karen Michelle Mower
Name: Karen Michelle Mower
Title: Attorney

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

INTERNATIONAL TRAY PADS & PACKAGING, INC.

By
/s/ Joseph Doyle
Name: Joseph Doyle
Title: Secretary

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent, Registrar and Original Collateral Agent

By:	/s/ Orla Forrester
Name: Orla Forrester
Title: Vice President

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]

WILMINGTON TRUST (LONDON) LIMITED, as Additional Collateral Agent

By:	/s/ Elaine Lockhart
Name: Elaine Lockhart
Title: Director

[SIGNATURE PAGE TO THE SEPTEMBER 2012 SENIOR SECURED NOTES SUPPLEMENTAL INDENTURE]